UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2015

ARKADOS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27587	22-3586087
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Warren Street, Suite 320

Newark, New Jersey 07103

(Address of Principal Executive Offices)

(862) 393-1988

(Registrant's telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I

Item 3.02. Unregistered Sales of Equity Securities.

On July 23, 2015, we issued 753,334 shares to 3 purchasers who acquired common stock of the Company as part of a private placement of common stock and warrants (as described in Form D filed with the Commission on April 3, 2015). In addition, we issued warrants to acquire an additional 753,334 shares of our common stock at $2.00 per share. These shares, including the shares issuable pursuant to (underlying) the warrants are restricted, not involved in a public offering, and therefore issued pursuant to the exemption set forth in Section 4(a)(2) of the Securities Act of 1933. Proceeds in the amount of $452,000 to the Company directly were used entirely for working capital purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKADOS GROUP INC.

Date: July 27, 2015	By:	/s/ Terrence DeFranco
Terrence DeFranco
Chief Executive Officer